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                            NONCOMPETITION AGREEMENT

         AGREEMENT dated as of April 5, 1999, by and among Michael Ryan, an individual, having an address at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("Ryan"), Ralph Porpora, an individual, having an address at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("Porpora"), and Prime Financial Services, Inc., a New York corporation with a principal office at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("PFSI"), (Ryan, Porpora, and PFSI shall be referred to collectively herein as the "Sellers"), and Gilman & Ciocia, Inc., a Delaware corporation with a principal office at 475 Northern Boulevard, Great Neck, NY 11021 ("G&C").

                              W I T N E S S E T H :

         WHEREAS, G&C and the Sellers have entered into a Stock and Asset Purchase Agreement dated April 5, 1999 (the "Purchase Agreement"), pursuant to which G&C will acquire from the Sellers all of the outstanding capital stock of Prime Capital Services, Inc., a New York corporation ("PCSI"), and Asset and Financial Planning, Ltd., a New York corporation ("AFPL") (collectively, PCSI and AFPL shall be referred to collectively herein as the "Company") in exchange for common stock of G&C, as described in the Purchase Agreement (G&C and the Company, together with other corporate affiliates, shall be referred to collectively herein as the "G&C Companies");

         WHEREAS, in order to preserve for G&C the goodwill of the Company to be acquired by G&C pursuant to the Purchase Agreement, the Sellers have agreed not to compete with the G&C, as described more fully herein,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

         SECTION 1. RESTRICTIONS. (a) The parties hereto confirm that the Sellers are each aware of important business information (i) relating to the products, processes, designs and/or systems used by Company and (ii) relating to the customers (including, without limitation, customer lists, call lists and all data about customers) and employees, consultants, independent contractors and suppliers of Company, which together constitutes the substantial portion of the goodwill of Company acquired by G&C under the Purchase Agreement. The parties hereto further confirm that it is reasonably necessary to protect and maintain Company's goodwill, which G&C acquired pursuant to the Purchase Agreement, and to prevent the usurpation by any of the Sellers (or any Person (hereinafter defined) employing any of the Sellers at a later date) of all or any portion of such goodwill, which was purchased by G&C, that Sellers each agree, and accordingly each of the Sellers does agree, that he or it will not directly or indirectly, for or on behalf of himself or itself or any Person (hereinafter defined) at any time for a period of five years from the date hereof:

                  (i) employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining
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         services from or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or otherwise retained by the G&C Companies; or

                  (ii) solicit any individual who was a customer or client of the G&C Companies at any time during the two years prior to the date hereof to supply any product or service that was supplied by the G&C Companies or shall hereafter have been supplied by the G&C Companies, or to reduce, or cease to receive, the level of products or services that such customer or client had been receiving from Company or that such customer or client shall have been receiving from the G&C Companies; or

                  (iii) [omitted]

                  (iv) [omitted]

                  (v) at any time negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by clauses (i) through
         (iv) above.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership or other entity. G&C acknowledges that PFSI's current business operations involving real estate, and lending are not in competition with G&C or any corporate affiliate.

                  (b) Each of Sellers acknowledges that he or it has been informed that it is the policy of the G&C Companies to maintain as secret and confidential all information (i) relating to the products, processes, designs and/or systems used by the G&C Companies and (ii) relating to the customers (including, without limitation, customer lists, call lists and all data about customers) and employees, consultants, independent contractors and suppliers of the G&C Companies (all such information hereafter referred to as "Confidential Information"). Each of the Sellers further acknowledges that such Confidential Information has been acquired pursuant to the Purchase Agreement or assembled by the G&C Companies at great cost to the G&C Companies, through the expenditure of extensive resources of the G&C Companies over a long period and is of great value to the G&C Companies. The parties hereto recognize that the services to be performed by Ryan and Porpora under employment agreements dated as of the date hereof are special and unique, and that by reason of their involvement in Company and their rendering services to the G&C Companies, each has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the G&C Companies' goodwill that each of the Sellers agree, and accordingly each of the Sellers does agree, that he or it will not, directly or indirectly (except where authorized by either of the Board of Directors of the G&C Companies, for the benefit of either of the G&C Companies), for or on behalf of any of the Sellers or any Person, at any time:
(i) divulge to any Person other than the G&C Companies (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the G&C Companies that he or it knows or should know is regarded as confidential and valuable by the G&C

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Companies (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential or secret); or (ii) negotiate for or enter into any arrangement, contract or commitment to do any of the foregoing prohibited acts.

         SECTION 2. INJUNCTIVE RELIEF. Each of the Sellers acknowledges that any breach or threatened breach by him or it of any provision of this Agreement will, because of the unique nature of the transaction which will take place pursuant to the Purchase Agreement, cause irreparable harm to the G&C Companies and leave the G&C Companies without any adequate remedy at law and shall entitle the G&C Companies, in addition to any other legal remedies available to the G&C Companies, including offset for damages of any amounts owing from the G&C Companies to any of the Sellers, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach without the need to specifically prove irreparable harm or the inadequacy of legal remedies or to post a bond in connection therewith.

         SECTION 3. ACKNOWLEDGEMENT OF REASONABLENESS. The Sellers and the G&C Companies each acknowledges that the type and periods of restriction imposed herein are fair and reasonable and are reasonably required for the protection of the G&C Companies and the goodwill associated with the business of Company and are given as an integral part of the acquisition by the G&C Companies of the business and goodwill of Company.

         SECTION 4. SEVERABILITY. The parties hereto understand and intend that:
(a) each restriction agreed to by each of the Sellers hereinabove shall be construed as separable and divisible from every other restriction; (b) the unenforceability, in whole or in part, of any such restriction in any one or more jurisdictions, shall not affect the enforceability of the remaining restrictions in such jurisdiction or jurisdictions or the enforceability of any restriction in other jurisdictions and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted; and (c) one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant.

         SECTION 5. ENTIRE AGREEMENT. This Agreement, together with the documents referred to herein and in the Purchase Agreement, contains the entire agreement among the parties hereto and supersedes all prior arrangements or understandings.

         SECTION 6. CONSTRUCTION. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Each of the parties to this Agreement participated in the drafting of this Agreement and the interpretation of any ambiguity contained in this Agreement will not be affected by the claim that a particular party drafted any provision hereof. Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

         SECTION 7. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient when delivered in accordance with the notice provisions under the Purchase Agreement.

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         SECTION 8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

         SECTION 9. ASSIGNABILITY. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that the G&C Companies may assign this Agreement to an affiliate or an entity purchasing all, or substantially all, of its assets.

         SECTION 10. WAIVERS AND AMENDMENTS. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

         SECTION 11. ILLEGALITIES. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired, and in lieu of such provision determined to be invalid, illegal or unenforceable a new provision shall be automatically and without further action of the parties hereto substituted that is as similar as possible to such invalid, illegal or unenforceable provision to accomplish the intent and purpose thereof and still be valid, legal and enforceable. More particularly, if any provision hereof is determined by any court or other tribunal having jurisdiction thereof to be unenforceable because of the duration or scope thereof, then the duration or scope of such provision shall be automatically and without further action of the parties hereto reduced to the extent that in the judgment of such court or other tribunal would be necessary to render it enforceable.

         SECTION 12. COUNTERPARTS. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer, and each of Ryan and Porpora has executed this Agreement as of the date first above written.

GILMAN & CIOCIA, INC.                       PRIME FINANCIAL SERVICES, INC.,
                                             a New York corporation

By:/s/ Thomas Povinelli                     By:/s/ Michael Ryan
   -------------------------------             --------------------------------
Name: Thomas Povinelli                      Name: Michael Ryan
Title: Chief Operating Officer              Title: President

/s/ Michael Ryan                            /s/ Ralph Porpora
   -------------------------------          -----------------------------------
MICHAEL RYAN                                RALPH PORPORA

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